Exhibit 10.17

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”) is entered into on April 30, 2020 by and among:

1.	Kingsoft Cloud Holdings Limited (the “Company”), a limited liability company organized under the laws of the Cayman Islands;

2.	the entities listed on Schedule A attached hereto;

3.	Kingsoft Corporation Limited, a limited liability company organized under the laws of the Cayman Islands;

4.	Autogold Limited, a limited liability company organized under the laws of the British Virgin Islands;

5.	River Jade Holdings Limited, a limited liability company organized under the laws of the British Virgin Islands;

6.	Mr. ZHANG Hongjiang ( 张 宏 江 ), a citizen of Singapore with passport number of *;

7.	Mr. WANG Yulin ( 王 育 林 ), a citizen of the PRC with ID card number of *;

8.	TMF Trust (HK) Limited, a limited liability company organized under the laws of Hong Kong;

9.	Xiaomi Corporation, a limited liability company organized under the laws of Cayman Islands;

10.	Celestial Power Limited, a company limited by shares incorporated under the laws of the British Virgin Islands;

11.	ChinaAMC Special Investment Limited, a company incorporated under the laws of the British Virgin Islands;

12.	METAWIT CAPITAL L.P. ( 元 慧 资 本 有 限 合 伙 ), an exempted limited partnership registered and existing under the laws of the Cayman Islands;

13.	New Cloud Ltd., a business company incorporated and existing under the laws of the British Virgin Islands;

14.	Precious Steed Limited, a company incorporated and existing under the laws of the British Virgin Islands;

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15.	Shunwei Growth III Limited, a company incorporated and existing under the laws of the British Virgin Islands;

16.	FUTUREX INNOVATION SPC—Special Opportunity Fund VI SP, a company incorporated and existing under the laws of the Cayman Islands (“FutureX Capital 1”);

17.

FutureX AI Opportunity Fund LP (acting through FutureX Innovation Limited as its general partner), an exempted limited partnership registered and existing under the laws of the Cayman Islands (“FutureX Capital 2”);

18.

FutureX Innovation SPC (acting for and on behalf of New Technology Fund I SP as one of its segregated portfolios), an exempted segregated portfolio company incorporated and existing under the laws of the Cayman Islands (“FutureX Capital 3”);

19.	Howater Innovation I Limited Partnership, a limited partnership organized and existing under the laws of the Cayman Islands (“FutureX Capital 4”);

20.

FUTUREX INNOVATION SPC (for the account of and on behalf of Special Opportunity Fund V SP), a company incorporated and existing under the laws of the Cayman Islands (“FutureX Capital 5”, together with FutureX Capital 1, FutureX Capital 2, FutureX Capital 3 and FutureX Capital 4, “FutureX Capital”);

21.	China Internet Investment Fund. ( 中 国 互 联 网 投 资 基 金 （ 有 限 合 伙 ） ), a limited partnership duly organized and validly existing under the laws of the PRC; and

22.	DESIGN TIME LIMITED, a company incorporated and existing under the laws of the British Virgin Islands.

Each of the Parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS,

A.

Buddies Team Limited (the “CM Investor”) and the Parties other than FutureX Capital 5 are parties to that certain Ninth Amended and Restated Shareholders Agreement dated December 27, 2019 (the “Shareholders Agreement”);

B.	FutureX Capital 5 purchased from the CM Investor certain series C preferred shares of the Company, after which the CM Investor no longer holds any shares of the Company as of the date hereof;

C.

FutureX Capital 5 and the Company entered into certain deed of adherence on March 26, 2020, pursuant to which, among other things, FutureX Capital 5 assumes all rights and obligations under the terms and conditions of the Shareholders Agreement as the assign of the CM Investor.

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NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.

The Shareholders Agreement (except for Section 12 (Additional Covenants) and Section 13.14 (FutureX Proxy)) shall be terminated without further force and effect as of the completion of an initial public offering and listing of Ordinary Shares of the Company or listing of such shares for public trading on stock exchange in the United States of America or on an internationally or regionally recognized stock exchange in another jurisdiction.

2.

Each of the Parties hereby agrees to, upon the termination of the Shareholders Agreement, forego and waive any and all claims against any other Party for any possible loss arising from or in connection with the performance of the Shareholders Agreement that may have occurred prior to the date of termination of the Shareholders Agreement.

3.

This Agreement shall be governed by and construed exclusively in accordance the laws of Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of Hong Kong to the rights and duties of the Parties hereunder.

4.

All disputes and controversies arising out of or in connection with this Agreement shall be referred to and finally settled by arbitration at Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules then in effect.

5.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

KINGSOFT CLOUD HOLDINGS LIMITED

/s/ Seal of Kingsoft Cloud Holdings Limited

By:	/s/ WANG Yulin

Name:

Title: Director

KINGSOFT CLOUD CORPORATION LIMITED

By:	/s/ Yuk Keung Ng

Name:

Title: Director

KINGSOFT CLOUD INC.

By:	/s/ WANG Yulin

Name:

Title:	Director

BEIJING JINSHANYUN TECHNOLOGY CO., LTD.

/s/ Seal of Beijing Kingsoft Cloud Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

BEIJING YUNXIANGZHISHENG TECHNOLOGY CO., LTD.

/s/ Seal of Beijing Yunxiang Zhisheng Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

ZHUHAI JINSHANYUN TECHNOLOGY CO., LTD.

/s/ Seal of Zhuhai Kingsoft Cloud Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

JINSHANYUN (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

/s/ Seal of Kingsoft Cloud (Beijing) Information Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

BEIJING JINSHANYUN INTERNET TECHNOLOGY CO., LTD.

/s/ Seal of Beijing Kingsoft Cloud Network Technology Co., Ltd

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

BEIJING JINXUN RUIBO INTERNET TECHNOLOGY CO., LTD.

/s/ Seal of Beijing Jinxun Ruibo Network Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

SHANGHAI RUIDIAN NETWORK TECHNOLOGY CO., LTD.

/s/ Seal of Shanghai Ruidian Network Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

NANJING QIANYI SHIXUN INFORMATION TECHNOLOGY CO., LTD.

/s/ Seal of Nanjing Qianyi Shixun Information Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

SUZHOU YUNXIANG ZHISHENG INTERNET TECHNOLOGY CO., LTD.

/s/ Seal of Suzhou Yunxiang Zhisheng Network Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

HAINAN CHENGMAI YUNXIANG ZHISHENG INTERNET TECHNOLOGY CO., LTD.

/s/ Seal of Hainan Chengmai Yunxiang Zhisheng Network Technology Co., Ltd.

By:	/s/ WANG Yulin

Name:

Title: Legal Representative

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

KINGSOFT CORPORATION LIMITED

By:	/s/ Yuk Keung Ng

Name:

Title: Director

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

ZHANG HONGJIANG

By:	/s/ ZHANG HONGJIANG

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Patties hereto have executed this Agreement as of the date herein above first written.

AUTOGOLD LIMITED

By:	/s/ WANG Yulin

Name:	WANG Yulin

Title: Director

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

WANG Yulin

By:	/s/ WANG Yulin

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

TMF Trust (HK) Limited

By:	/s/ Ho Suk Ching

By:	/s/ Liu Kin Wai

Name:	Ho Suk Ching/ Liu Kin Wai
Title:	Authorised Signature

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

RIVER JADE HOLDINGS LIMITED

By:	/s/ WANG Yulin

Name:	WANG Yulin

Title: Director

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

XIAOMI CORPORATION

By:	/s/ Shou Zi Chew

Name:

Title:

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

CELESTIAL POWER LIMITED

By:	/s/ Chi Sing Ho

Name:	Chi Sing Ho

Title: Authorised Signatory

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

CHINAAMC SPECIAL INVESTMENT LIMITED

By:	/s/ Xiaoling Zhang

Name:

Title:

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

METAWIT Capital L.P.

By:	/s/ Tseng, Kuo-Lung

Name:	Tseng, Kuo-Lung

Title: Authorized Signatory of METAWIT Management Ltd acting as General Partner for and on behalf of METAWIT Capital L.P.

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

NEW CLOUD LTD.

By:	/s/ Dingzhe Liu

Name:	Dingzhe Liu

Title: Director

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

Shunwei Growth III Limited

By:	/s/ Tuck Lye KOH

Name:	Tuck Lye KOH

Title: Director

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

PRECIOUS STEED LIMITED

By:	/s/ Ip Kun Wan

Name:	Ip Kun Wan

Title: Authorised Signature

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

Futurex Innovation SPC - Special Opportunity Fund VI SP

By:	/s/ Zhang Qian

Name:	Zhang Qian

Title: Director

FutureX AI Opportunity Fund LP (acting through FutureX Innovation Limited as its general partner)

By:	/s/ Zhang Qian

Name:	Zhang Qian

Title: Director

FutureX Innovation SPC (acting for and on behalf of New Technology Fund I SP as one of its segregated portfolios)

By:	/s/ Zhang Qian

Name:	Zhang Qian

Title: Director

Howater Innovation I Limited Partnership

By:	/s/ Zhang Qian

Name:	Zhang Qian

Title: Authorized Signer

Futurex Innovation SPC (for the account of and on behalf of Special Opportunity Fund V SP)

By:	/s/ Zhang Qian

Name:	Zhang Qian

Title: Director

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

China Internet Investment Fund.

Seal:	/s/ Seal of China Internet Investment Fund.

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date herein above first written.

DESIGN TIME LIMITED

By:	/s/ Li Ngai

Name:	Li Ngai

Title: Director

KINGSOFT CLOUD HOLDINGS LIMITED

SIGNATURE PAGE TO TERMINATION AGREEMENT

SCHEDULE A

1.	Kingsoft Cloud Corporation Limited, a limited liability company organized under the laws of Hong Kong;

2.	Kingsoft Cloud INC., a limited liability company organized under the laws of the State of Washington, United States;

3.	Beijing Jinshanyun Technology Co., Ltd. (北京金山云科技有限公司), a wholly foreign-owned enterprise established under the laws of the PRC;

4.	Beijing Yunxiang Zhisheng Technology Co., Ltd. ( 北 京 云 享 智 胜 科 技 有 限 公 司 ), a wholly foreign-owned enterprise established under the laws of the PRC;

5.	Zhuhai Jinshanyun Technology Co., Ltd. (珠海金山云科技有限公司), a limited liability company established under the laws of the PRC;

6.	Jinshanyun (Beijing) Information Technology Co., Ltd. (金山云(北京)信息技术有限公 司), a limited liability company established under the laws of the PRC;

7.	Beijing Jinshanyun Internet Technology Co., Ltd. (北京金山云网络技术有限公司), a limited liability company established under the laws of the PRC;

8.	Beijing Jinxun Ruibo Internet Technology Co., Ltd. (北京金迅瑞博网络技术有限公司), a limited liability company established under the laws of the PRC;

9.	Shanghai Ruidian Network Technology Co., Ltd. (上海锐巅网络科技有限公司), a joint venture company established under the laws of the PRC;

10.	Nanjing Qianyi Shixun Information Technology Co., Ltd. (南京仟壹视讯信息技术有限 公司), a limited liability company established under the laws of the PRC;

11.	Suzhou Yunxiang Zhisheng Internet Technology Co., Ltd. (宿州云享智胜网络技术有限 公司), a limited liability company established under the laws of the PRC; and

12.	Hainan Chengmai Yunxiang Zhisheng Internet Technology Co., Ltd. (海南澄迈云享智 胜网络技术有限公司), a limited liability company established under the laws of PRC.